Exhibit 10.7

ASSIGNMENT AND ASSUMPTION OF RIGHTS UNDER SHOPPING CENTER PURCHASE AGREEMENT
For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, PHILLIPS EDISON GROUP LLC, an Ohio limited liability company (“Assignor”), hereby assigns, transfers and sets over to STAUNTON STATION LLC, a Delaware limited liability company (“Assignee”), all of Assignor’s right, title, and interest as Purchaser to acquire the land and improvements known as Staunton Plaza located in Staunton, Virginia (the “Center’) from Staunton Plaza, LLC pursuant to a certain Shopping Center Purchase Agreement dated as of December 18, 2013, as amended (the “Agreement”) with Waynesboro Plaza, LLC and Staunton Plaza, LLC, each Virginia limited liability companies (individually and collectively referred to as “Seller”), as Seller, with respect to, among other properties, the Center, such assignment to include a prorated portion of the Deposit (as defined in the Agreement) made by Assignor (such prorata portion to be determined based upon the percentage of the allocable portion of the purchase price in the Agreement relating to the Center as against the aggregate purchase price thereunder).
Dated: January 27, 2014                        PHILLIPS EDISON GROUP, LLC,
an Ohio limited liability company

By:PHILLIPS EDISON LIMITED
PARTNERSHIP,
a Delaware limited partnership,
Managing Member

By:PHILLIPS EDISON & COMPANY, INC.,
a Maryland corporation, General Partner

By: /s/ Sara J. Phillips
Sara J. Phillips, Vice President

The undersigned, Assignee, hereby accepts the foregoing assignment and hereby assumes and agrees to perform all of Assignor’s obligations under the Agreement and hereby releases, indemnifies and holds Assignor harmless from any loss, cost, liability or expense which may be suffered by Assignor in connection with such Agreement, except for any such loss, cost, liability or expense resulting from the acts of Assignor in connection with the Agreement taken prior to the date of this Assignment without the applicable authorization or consent of the undersigned.
Dated: January 27, 2014                        STAUNTON STATION LLC,
A Delaware limited liability company

By: /s/ Sara J. Phillips
Sara J. Phillips, Vice President